FIRST
INVESTORS
GOVERNMENT
FUND, INC.

SEMI-
ANNUAL
REPORT


JUNE 30, 1997


Vertically reading from bottom to top in the center of the page the words "FIRST INVESTORS" appear.

The following appears in a box to the left of the above language:

First Investors Logo (as described above)

NEED SERVICE?

If you have questions about your account...or would like information regarding other products or services...please contact your representative or call our Shareholder Services Department at...

(800) 423-4026

The following appears in a box within the above box:

Our business is...putting investors first

The following appears on the bottom lefthand side:


FIGV085



Portfolio Manager's Letter
FIRST INVESTORS GOVERNMENT FUND, INC.

Dear Investor:

We are pleased to present the semi-annual report for First Investors Government Fund, Inc. for the six months ended June 30, 1997. During the period, the Fund declared dividends from net investment income of 32.8 cents per share on Class A shares and 29.2 cents per share on Class B shares. For the same period, the Fund's return on a net asset value basis was 3.2% on Class A shares and 2.9% on Class B shares. In comparison, the average return for Government National Mortgage Association ("GNMA") bond funds was 3.4% according to Lipper Analytical Services, Inc. The Government Fund invests primarily in GNMA mortgage-backed bonds.

The first half of 1997 ended with an ideal economy: sustained, moderate growth with little inflation. Early in the year it appeared that the economy might be growing too fast as gross domestic product expanded at a 4.9% annual rate during the first quarter. Concerned by the economy's strength, the Federal Reserve raised short-term interest rates in March for the first time in over two years as an "insurance policy" in case faster growth led to higher inflation. The Federal Reserve's action subsequently appeared to be unnecessary as the economy slowed down significantly in the second quarter and consumer price inflation in fact decelerated to an annual rate of less than 2.5%.

Although both the bond and stock markets suffered setbacks at times during the first six months of the year, the combination of moderate growth and low inflation ultimately provided a positive environment for investors. The markets were also buoyed by an agreement between the President and Congress to eliminate the Federal budget deficit over the next five years. Lastly, the markets benefited from substantial demand for both stocks and bonds throughout the first half of 1997.

The main risk in buying mortgage-backed bonds, such as GNMA bonds, is that interest rates will fall and homeowners will prepay or refinance their current mortgage. This would cause the Fund to lose its higher yielding bonds at a time when market yields are relatively low. The first six months of 1997 proved in fact to be very favorable for mortgage-backed securities as interest rates rose slightly during that time. With interest rates rising (and prepayment risk on mortgages falling), demand for mortgage-backed bonds increased as investors bought them to take advantage of their relatively high yields. As a result, mortgage-backed bonds provided greater total return than either Treasury or investment grade corporate bonds.

Management of the Government Fund focused on interest rate risk and current income. With respect to interest rate risk, the Fund responded to trends in the market by shifting a portion of the Fund's assets between mortgage-backed and Treasury securities and adjusting the average maturity of both holdings. In terms of current income, the Fund took advantage of the market's historically low volatility by accumulating a large position in higher coupon mortgage-backed bonds which offered relatively high yields due to potential prepayment risk.

Investors who buy bond funds -- whether for income or total return -- should be aware that the value of their investment fluctuates as interest rates change. For example, a 1% increase in yield on a ten-year Treasury bond results in roughly a 7% decrease in that bond's price. In each of the last five years, ten-year Treasury bond yields have moved more than 1%. In addition, the value of a fund can fluctuate based on changes in the credit quality of the bonds which it holds. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

The outlook for the financial markets continues to be positive. The economy is growing moderately, inflation is subdued and the Federal Reserve is unlikely to tolerate unsustainably fast economic growth. Demand for financial assets is likely to remain strong both here and overseas. While the sizable recent returns in some markets are not likely to continue, the factors which might cause a sustained downturn are not readily apparent. Despite this optimistic outlook, investors should keep in mind that a diversified portfolio provides the best insurance against unexpected changes in the financial markets.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/CLARK D. WAGNER
Clark D. Wagner
Chief Investment Officer
and Portfolio Manager

July 28, 1997




Portfolio of Investments
FIRST INVESTORS GOVERNMENT FUND, INC.
June 30, 1997
-----------------------------------------------------------------------------------------------------
Principal
Amount        Security                                                                          Value
-----------------------------------------------------------------------------------------------------
              MORTGAGE-BACKED CERTIFICATES--92.8%
              Government National Mortgage Association I Program--46.1%
$31,861M      7%, 4/15/2023-6/15/2024                                                    $ 31,514,824
 13,052M      71/2%, 9/15/2021-11/15/2022                                                  13,191,340
 33,986M      9%, 8/15/2016-12/15/2021                                                     36,492,169
-----------------------------------------------------------------------------------------------------
                                                                                           81,198,333
-----------------------------------------------------------------------------------------------------
              Government National Mortgage Association II Program--46.7%
14,157M       7%, 6/20/2023-1/20/2026                                                      13,909,929
19,110M       71/2%, 12/20/2022-9/20/2023                                                  19,189,990
33,533M       8%, 3/20/2025-5/20/2027                                                      34,221,967
 2,078M       81/2%, 5/20/2016-6/20/2017                                                    2,189,821
11,913M       9%, 4/20/2016-7/20/2021                                                      12,766,875
-----------------------------------------------------------------------------------------------------
                                                                                           82,278,582
-----------------------------------------------------------------------------------------------------
              Total Value of Mortgage-Backed Certificates (cost $161,409,966)             163,476,915
-----------------------------------------------------------------------------------------------------
              UNITED STATES TREASURY BONDS--5.2%
 9,000M       65/8%, 5/15/2005 (cost $8,991,562)                                            9,075,933
-----------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--2.0%
 3,500M       Archer Daniels Midland Co., 6.20%, 7/1/1997 (cost $3,500,000)                 3,500,000
-----------------------------------------------------------------------------------------------------
Total Value of Investments (cost $173,901,528)                         100.0%             176,052,848
Excess of Liabilities Over Other Assets                                   .0                  (26,646)
-----------------------------------------------------------------------------------------------------
Net Assets                                                             100.0%            $176,026,202
=====================================================================================================

See notes to financial statements






Statement of Assets and Liabilities
FIRST INVESTORS GOVERNMENT FUND, INC.
June 30, 1997

---------------------------------------------------------------------------------------------------------------

Assets
Investments in securities, at value (identified cost $173,901,528) (Note 1A)                       $176,052,848
Cash                                                                                                     41,657
Receivables:
Interest                                                                         $  1,125,675
Capital shares sold                                                                   142,236         1,267,911
                                                                                 ------------
Other assets                                                                                             27,482
                                                                                                   ------------
Total Assets                                                                                        177,389,898
Liabilities
Payables:
Dividend payable                                                                      863,565
Capital shares redeemed                                                               350,090
Accrued advisory fee                                                                  103,317
Accrued expenses                                                                       46,724
                                                                                 ------------
Total Liabilities                                                                                     1,363,696
                                                                                                   ------------

Net Assets (Note 4):
Class A (15,750,601 shares outstanding)                                           174,367,068
Class B (150,026 shares outstanding)                                                1,659,134      $176,026,202
                                                                                 ------------      ============

Net Assets Consist of:
Capital paid in                                                                                    $197,155,373
Undistributed net investment income                                                                     392,420
Accumulated net realized loss on investment transactions                                            (23,672,911)
Net unrealized appreciation in value of investments                                                   2,151,320
                                                                                                   ------------
Total                                                                                              $176,026,202
                                                                                                   ============

Net asset value and redemption price per share--Class A                                                  $11.07
                                                                                                         ======

Maximum offering price per share--Class A ($11.07/.9375)*                                                $11.81
                                                                                                         ======
Net asset value and offering price per share--Class B (Note 4)                                           $11.06
                                                                                                         ======
* On purchases of $25,000 or more, the sales charge is reduced.


See notes to financial statements






Statement of Operations
FIRST INVESTORS GOVERNMENT FUND, INC.
Six Months Ended June 30, 1997
------------------------------------------------------------------------------------------------------------------
Investment Income
Interest income                                                                                         $6,872,823
Expenses (Notes 1 and 3):
Advisory fee                                                                      $  903,497
Distribution plan expenses--Class A                                                  268,792
Distribution plan expenses--Class B                                                    7,525
Shareholder servicing costs                                                          230,113
Custodian fees                                                                        26,620
Professional fees                                                                     25,803
Reports and notices to shareholders                                                    9,507
Other expenses                                                                        23,753
                                                                                  ----------
Total expenses                                                                     1,495,610
Less: Portion of advisory fee waived                                                (271,049)
Custodian fees paid indirectly                                                        (5,310)
                                                                                  ----------
Net expenses                                                                                             1,219,251
                                                                                                        ----------
Net investment income                                                                                    5,653,572

Realized and Unrealized Gain (Loss) Investments (Note 2):
Net realized loss on investments                                                  (1,477,486)
Net unrealized appreciation of investments                                         1,444,138
                                                                                  ----------
Net loss on investments                                                                                    (33,348)
                                                                                                        ----------
Net Increase in Net Assets Resulting from Operations                                                    $5,620,224
                                                                                                        ==========

See notes to financial statements






Statement of Changes in Net Assets
FIRST INVESTORS GOVERNMENT FUND, INC.

------------------------------------------------------------------------------------------------------------------
                                                               Six Months Ended                         Year Ended
                                                                  June 30, 1997                  December 31, 1996
------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                              $  5,653,572                       $ 12,270,836
Net realized loss on investments                                     (1,477,486)                        (1,232,902)
Net unrealized appreciation (depreciation) of investments             1,444,138                         (4,653,836)
                                                               ----------------                   ----------------
Net increase in net assets resulting from operations                  5,620,224                          6,384,098
                                                               ----------------                   ----------------

Dividends to Shareholders from:
Net investment income--Class A                                       (5,305,875)                       (11,494,009)
Net investment income--Class B                                          (39,750)                           (61,453)
                                                               ----------------                   ----------------
Total dividends                                                      (5,345,625)                       (11,555,462)
                                                               ----------------                   ----------------

Capital Share Transactions (a)
Class A:
Proceeds from shares sold                                             3,318,300                          9,616,660
Value of dividends reinvested                                         3,661,200                          9,449,764
Cost of shares redeemed                                             (19,579,191)                       (44,314,807)
                                                               ----------------                   ----------------
                                                                    (12,599,691)                       (25,248,383)
                                                               ----------------                   ----------------

Class B:
Proceeds from shares sold                                               381,372                            674,440
Value of dividends reinvested                                            28,469                             53,224
Cost of shares redeemed                                                (152,237)                          (202,104)
                                                               ----------------                   ----------------
                                                                        257,604                            525,560
                                                               ----------------                   ----------------
Net decrease from capital share transactions                        (12,342,087)                       (24,722,823)
                                                               ----------------                   ----------------
Net decrease in net assets                                          (12,067,488)                       (29,894,187)

Net Assets
Beginning of period                                                 188,093,690                        217,987,877
                                                               ----------------                   ----------------
End of period (including undistributed net investment income
of $392,420 and $84,473, respectively)                             $176,026,202                       $188,093,690
                                                               ================                   ================

(a) Capital shares issued and redeemed
    Class A:
    Sold                                                                301,369                            872,095
    Issued for dividends reinvested                                     332,863                            857,565
    Redeemed                                                         (1,777,758)                        (4,024,024)
                                                               ----------------                   ----------------
Net decrease in Class A shares outstanding                           (1,143,526)                        (2,294,364)
                                                               ================                   ================

Class B:
Sold                                                                     34,657                             60,779
Issued for dividends reinvested                                           2,591                              4,837
Redeemed                                                                (13,877)                           (18,407)
                                                               ----------------                   ----------------
Net increase in Class B shares outstanding                               23,371                             47,209
                                                               ================                   ================

See notes to financial statements




Notes to Financial Statements
FIRST INVESTORS GOVERNMENT FUND, INC.

1. Significant Accounting Policies -- The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund's objective is to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, at least 80% of its assets in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including mortgage-backed securities).

A. Security Valuation -- U.S. Government obligations are traded primarily in the over-the-counter markets. Such securities are valued at the mean between the last bid and asked prices as furnished by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes -- No provision has been made for federal income taxes on net income or capital gains since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, federal income taxes. At June 30, 1997, the Fund had a capital loss carryovers of $21,723,560 of which $21,519,052 expires in 2002 and $204,508 in 2004.

C. Distributions to Shareholders -- Dividends to shareholders from net investment income are declared daily and paid monthly. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, capital loss carryforwards and post October losses.

D. Security Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Interest income and estimated expenses are accrued daily. The Fund's Custodian has provided credits in the amount of $5,310 against custodian charges based on the uninvested cash balances of the Fund.

E. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2. Securities Transactions -- For the six months ended June 30, 1997, purchases and sales (including pay-downs) of securities other than short-term U.S. Government obligations and corporate notes, aggregated $116,434,098 and $128,506,780, respectively.

At June 30, 1997, the cost of investments for federal income tax purposes was $173,901,528. Accumulated net unrealized appreciation on investments was $2,151,320 consisting of $2,254,090 gross unrealized appreciation and $102,770 gross unrealized depreciation.

3. Advisory Fee and Other Transactions With Affiliates -- Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's Individual Retirement Accounts. Officers and directors of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) is paid by FIMCO or FIC.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of 1% on the first $200 million of the Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. FIMCO has voluntarily waived
 .25% of the fee on the first $200 million of the Fund's average daily net assets from July 1987 through December 1996 and .30% since January 1997. For the six months ended June 30, 1997, this reduction amounted to $271,049.

For the six months ended June 30, 1997, FIC, as underwriter, received $97,536 in commissions after allowing $8,095 to other dealers.
Shareholder servicing costs included $149,937 in transfer agent fees paid to ADM, and $50,233 in IRA custodian fees paid to FFS.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, the Fund is authorized to pay FIC a fee equal to .30% of the average net assets of the Class A shares and 1% of the average net assets of the Class B shares on an annualized basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of the Fund.

4. Capital -- The Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Of the 1,000,000,000 shares originally authorized, the Fund has designated 500,000,000 shares as Class A and 500,000,000 shares as Class B.





Financial Highlights
FIRST INVESTORS GOVERNMENT FUND, INC.

The following table sets forth the per share operating performance for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                                          CLASS A                                     CLASS B
                                   -----------------------------------------------------    --------------------------
                                   1/1/97          Year Ended December 31                    1/1/97
                                       to   --------------------------------------------         to
                                  6/30/97     1996     1995     1994     1993     1992      6/30/97      1996    1995*
Per Share Data
Net Asset Value,
Beginning of Period                $11.05    $11.31   $10.50   $11.55   $11.83    $11.92    $11.04     $11.31   $10.52
                                   ------    ------   ------   ------   ------    ------    ------     ------   ------
Income from Investment
Operations
Net investment income                 .35       .68      .71      .69      .72       .76       .31        .60      .63
Net realized and unrealized
gain (loss) on investments             --      (.30)     .82    (1.06)    (.26)     (.09)       --       (.31)     .80
                                   ------    ------   ------   ------   ------    ------    ------     ------   ------
Total from Investment Operations      .35       .38     1.53     (.37)     .46       .67       .31        .29     1.43
                                   ------    ------   ------   ------   ------    ------    ------     ------   ------

Less Distributions from
net investment income                 .33       .64      .72      .68      .74       .76       .29        .56      .64
                                   ------    ------   ------   ------   ------    ------    ------     ------   ------

Net Asset Value,
End of Period                      $11.07    $11.05   $11.31   $10.50   $11.55    $11.83    $11.06     $11.04   $11.31
                                   ======    ======   ======   ======   ======    ======    ======     ======   ======

Total Return(%)+                     3.20      3.51    14.98    (3.22)    3.99      5.90      2.87       2.73    13.94

Ratios/Supplemental Data
Net Assets,
End of Period (in millions)          $174      $187    $217     $219     $288      $306         $2         $1       $1
Ratio to Average Net Assets:(%)++
Expenses                             1.35(a)   1.39    1.38     1.40     1.32      1.33       2.05(a)    2.09      2.13(a)
Net Investment Income                6.33(a)   6.15    6.50     6.31     6.14      6.45       5.63(a)    5.44      5.75(a)
Ratio to Average Net Assets Before
Expenses Waived (Note 3):(%)
Expenses                             1.65(a)   1.63    1.61     1.60     1.48      1.49       2.35(a)    2.34      2.37(a)
Net Investment Income                6.03(a)   5.90    6.27     6.11     5.98      6.29       5.33(a)    5.20      5.51(a)
Portfolio Turnover Rate(%)             69       121     163      260      584       330         69        121       163

  * For the period 1/12/95 (date Class B shares first offered) to 12/31/95

  + Calculated without sales charge

 ++ Net after fees waived (Note 3)

(a) Annualized

See notes to financial statements




Independent Auditor's Report

To the Shareholders and Board of Directors of First Investors Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Government Fund, Inc., including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended June 30, 1997 and the year ended December 31, 1996 and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Government Fund, Inc. at June 30, 1997, and the results of its operations, changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                   Tait, Weller & Baker

Philadelphia, Pennsylvania
July 31, 1997



FIRST INVESTORS GOVERNMENT FUND,  INC.

Directors

James J. Coy (Emeritus)

Roger L. Grayson

Glenn O. Head

Kathryn S. Head

Rex R. Reed

Herbert Rubinstein

Nancy S. Schaenen

James M. Srygley

John T. Sullivan

Robert F. Wentworth

Officers

Glenn O. Head
President

Clark D. Wagner
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary

Gregory R. Kingston
Assistant Treasurer

Mark S. Spencer
Assistant Treasurer

Shareholder Information

Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, PA 19102

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.